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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             _______________________


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): NOVEMBER 14, 2006

                             _______________________


                               RADIAL ENERGY, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


                             _______________________


          DELAWARE                    333-113726                72-1580091
____________________________   ________________________   ______________________
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
     of incorporation)                                    Identification Number)

                               1313 EAST MAPLE ST.
                              BELLINGHAM, WA 98225
          ____________________________________________________________
          (Address of principal executive offices, including zip code)


                                 (360) 685-4200
              ____________________________________________________
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.24d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.23e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 14, 2006, Maxim Well Services Ltd. ("Maxim"), extended our deadline under the binding letter of intent dated August 23, 2006, for entering into the Joint Operating Agreement until December 15, 2006. If necessary, Maxim may extend the deadline for an additional 45 days. The remainder of the letter of intent remains in effect.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

10.1 Letter Agreement with Maxim Well Services Ltd., dated November 14, 2006, amending Letter of Intent, dated August 23, 2006.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    RADIAL ENERGY, INC.


Dated:     November 17, 2006        By: /s/ G. LEIGH LYONS
                                        _________________________________
                                        G. Leigh Lyons, President, Chief
                                        Executive  Officer, and Chief
                                        Financial Officer